UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2010

Semi-Annual Repor t

Western Asset

Emerging Markets

Debt Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Debt Portfolio

Fund objective

The Fund seeks to maximize total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Portfolio for the six-month reporting period ended August 31, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 24, 2010

Western Asset Emerging Markets Debt Portfolio	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended August 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Outside of the U.S., economic news was dominated by the sovereign debt crisis in Europe. In May, the European Union and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Despite this, investors were skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. Given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.0% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.4% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and India’s economy will grow 9.4% during the year.

Financial market overview

During the first seven weeks of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in

IV	Western Asset Emerging Markets Debt Portfolio

Investment commentary (cont’d)

output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

As a result of the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. Similar stances were taken by the Bank of England and the Bank of Japan, keeping rates at 0.5% and 0.1%, respectively, during the six months ended August 31, 2010. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during 2010 in an effort to tame inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvi Treasuries during the majority of the first two months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term U.S. Treasury yields fluctuated during the period, but generally moved lower. When the period began, two- and ten-year Treasury yields were 0.81% and 3.61%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively — their lows for the reporting period. For the six months ended August 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 5.81%, and the Barclays Capital Global Aggregate Index (Hedged)viii returned 5.01%.

The U.S. high-yield bond market was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 6.62% for the six months ended August 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 10.29% over the six months ended August 31, 2010.

Performance review

For the six months ended August 31, 2010, Class I shares of Western Asset Emerging Markets Debt Portfolio returned 9.93%. The Fund’s unmanaged benchmark, the EMBI Global, returned 10.29% for the same period. The Lipper Emerging Markets Debt Funds Category Average1 returned 8.61% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 104 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Portfolio	V

Performance Snapshot as of August 31, 2010
(excluding sales charges) (unaudited)	6 months
Western Asset Emerging Markets Debt Portfolio:
Class A	9.66%
Class I	9.93%
JPMorgan Emerging Markets Bond Index Global	10.29%
Lipper Emerging Markets Debt Funds Category Average	8.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended August 31, 2010 for Class A and I shares were 5.62% and 6.17%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and I shares would have been 5.36% and 5.81%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 28, 2010, the gross total operating expense ratios for Class A and Class I shares were 1.56% and 1.95%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares and 0.95% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2010

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Barclays Capital Global Aggregate Index (Hedged) is an index comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

ix

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and February 28, 2010 and does not include derivatives such as, futures contracts, swaps and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2010 and held for the six months ended August 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.66%	$1,000.00	$1,096.60	1.25%	$6.61	Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class I	9.93	1,000.00	1,099.30	0.95	5.03	Class I	5.00	1,000.00	1,020.42	0.95	4.84

[1]	For the six months ended August 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

August 31, 2010

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 54.5%
Argentina — 3.7%
Republic of Argentina	9.000%	6/20/03	40,000	EUR	$21,290	(a)
Republic of Argentina	7.000%	3/18/04	78,000	DEM	20,721	(a)
Republic of Argentina	11.250%	4/10/06	78,000	DEM	21,226	(a)
Republic of Argentina	7.820%	12/31/33	176,583	EUR	150,488	(b)
Republic of Argentina, Discount Notes	8.280%	12/31/33	308,358		237,051
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	453,507	EUR	51,005	(b)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	174,522	ARS	3,962	(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,000	EUR	500	(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	93,000		88,048
Republic of Argentina, Senior Bonds	7.000%	10/3/15	305,000		256,454
Republic of Argentina, Senior Notes	8.750%	6/2/17	344,450		312,244
Total Argentina					1,162,989
Brazil — 7.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,959,000	BRL	1,095,718
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	224,000	BRL	122,040
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	516,000	BRL	274,980
Federative Republic of Brazil	7.125%	1/20/37	305,000		396,500
Federative Republic of Brazil	11.000%	8/17/40	190,000		261,345
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	220,000		237,050
Total Brazil					2,387,633
Chile — 0.9%
Republic of Chile, Senior Notes	3.875%	8/5/20	260,000		269,763
Colombia — 4.6%
Republic of Colombia	7.375%	9/18/37	402,000		522,600
Republic of Colombia, Senior Bonds	6.125%	1/18/41	230,000		258,175
Republic of Colombia, Senior Notes	7.375%	3/18/19	540,000		673,650
Total Colombia					1,454,425
Hungary — 0.7%
Republic of Hungary, Senior Notes	6.250%	1/29/20	210,000		216,932
Indonesia — 3.6%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		119,750	(c)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	400,000		453,480	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	187,122
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		369,195	(c)
Total Indonesia					1,129,547
Mexico — 1.8%
United Mexican States	8.125%	12/30/19	100,000		133,500
United Mexican States, Medium-Term Notes	6.050%	1/11/40	60,000		68,400
United Mexican States, Senior Notes	5.950%	3/19/19	315,000		364,612
Total Mexico					566,512
Panama — 1.9%
Republic of Panama	7.250%	3/15/15	179,000		211,757
Republic of Panama	9.375%	4/1/29	177,000		269,925
Republic of Panama	6.700%	1/26/36	100,000		122,000
Total Panama					603,682

See Notes to Financial Statements.

4	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Peru — 3.2%
Republic of Peru	8.750%	11/21/33	497,000	$740,530
Republic of Peru, Bonds	6.550%	3/14/37	48,000	57,360
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000	193,125
Total Peru				991,015
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	100,000	105,500	(c)
Russia — 10.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	250,000	261,250	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	329,000	342,982	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	100,000	114,250	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	2,044,240	2,432,850	(c)
Total Russia				3,151,332
Turkey — 9.0%
Republic of Turkey, Notes	6.750%	5/30/40	460,000	507,150
Republic of Turkey, Senior Bonds	5.625%	3/30/21	230,000	242,075	(d)
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	118,500
Republic of Turkey, Senior Notes	7.500%	11/7/19	250,000	299,375
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,475,000	1,644,625
Total Turkey				2,811,725
Venezuela — 7.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	2,176,000	1,468,800	(c)
Bolivarian Republic of Venezuela, Collective Action Securities	1.513%	4/20/11	186,000	177,862	(b)(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000	47,377
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	790,000	564,850
Total Venezuela				2,258,889
Total Sovereign Bonds (Cost — $15,984,998)				17,109,944
Corporate Bonds & Notes — 40.8%
Consumer Discretionary — 3.6%
Media — 3.6%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	380,000	432,704
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	300,000	341,930
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	210,000	238,612	(c)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000	113,625	(c)
Total Consumer Discretionary				1,126,871
Energy — 18.0%
Oil, Gas & Consumable Fuels — 18.0%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	201,453	213,706	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	280,000	335,300
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	350,400	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	200,000	220,000	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	280,000	293,650	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000	206,750	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	140,000	145,425	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	20,000	20,775	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	753,000	822,640

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	5

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	245,000		$271,535
Petroleos Mexicanos, Bonds	5.500%	1/21/21	130,000		136,350	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000		198,400
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	180,000		195,750	(c)
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	170,000		184,875	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	100,000		120,500	(c)
Petronas Capital Ltd.	5.250%	8/12/19	890,000		1,004,377	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	200,000		224,738	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	250,000		300,563	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	250,000		278,125	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000		111,500	(c)
Total Energy					5,635,359
Financials — 1.9%
Commercial Banks — 1.2%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	50,000		50,275	(b)(c)
HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank)	8.900%	12/20/10	8,815,000	RUB	215,144	(c)(d)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000		99,194	(b)(c)
Total Commercial Banks					364,613
Diversified Financial Services — 0.7%
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000		226,140	(c)
Total Financials					590,753
Industrials — 1.6%
Building Products — 0.9%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	179,000		197,795	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		105,625	(c)
Total Building Products					303,420
Construction & Engineering — 0.7%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000		214,000	(c)
Total Industrials					517,420
Materials — 6.9%
Metals & Mining — 6.5%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		104,750	(c)
Evraz Group SA, Notes	8.875%	4/24/13	220,000		232,100	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000		63,502
Southern Copper Corp., Senior Notes	6.750%	4/16/40	70,000		75,906
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000		413,432
Vale Overseas Ltd., Notes	6.875%	11/21/36	595,000		678,987
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000		146,650	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		105,000	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	200,000		210,000	(c)
Total Metals & Mining					2,030,327
Paper & Forest Products — 0.4%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	105,000		122,390
Total Materials					2,152,717

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 6.3%
Diversified Telecommunication Services — 3.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	335,000	$303,175	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	45,125	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	327,000	297,570	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000	214,500	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	256,824	(c)
Total Diversified Telecommunication Services				1,117,194
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	109,475
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	100,000	108,250	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	610,000	647,363	(c)
Total Wireless Telecommunication Services				865,088
Total Telecommunication Services				1,982,282
Utilities — 2.5%
Electric Utilities — 2.2%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	100,000	118,000	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	100,000	118,000	(c)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	180,000	196,425	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	210,000	252,000	(c)
Total Electric Utilities				684,425
Independent Power Producers & Energy Traders — 0.3%
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	105,806	(c)
Total Utilities				790,231
Total Corporate Bonds & Notes (Cost — $11,951,755)				12,795,633
U.S. Government & Agency Obligations — 0.4%
U.S. Government Agencies — 0.4%
Federal Home Loan Bank (FHLB), Bonds (Cost — $136,277)	4.750%	12/10/10	135,000	136,697
Total Investments Before Short-term Investment (Cost — $28,073,030)				30,042,274
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $19,967)	0.240%	5/9/11	20,000	19,974	(f)(g)
Total Investments — 95.8% (Cost — $28,092,997#)				30,062,248
Other Assets in Excess of Liabilities — 4.2%				1,301,861
Total Net Assets — 100.0%				$31,364,109

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	The coupon payment on these securities is currently in default as of August 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Illiquid security.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	7

Western Asset Emerging Markets Debt Portfolio

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
DEM	— German Mark
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2010

Assets:
Investments, at value (Cost — $28,092,997)	$30,062,248
Foreign currency, at value (Cost — $33,493)	34,130
Cash	618,315
Interest receivable	554,213
Receivable for Fund shares sold	134,347
Unrealized appreciation on swaps	2,869
Receivable from broker — variation margin on open futures contracts	2,750
Unrealized appreciation on forward currency contracts	2,483
Prepaid expenses	24,272
Total Assets	31,435,627

Liabilities:
Investment management fee payable	9,947
Payable for Fund shares repurchased	2,830
Deferred foreign capital gains tax	1,245
Trustees’ fees payable	872
Distribution fees payable	26
Accrued expenses	56,598
Total Liabilities	71,518
Total Net Assets	$31,364,109

Net Assets:
Par value (Note 7)	$58
Paid-in capital in excess of par value	31,841,350
Undistributed net investment income	645,960
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(3,102,664)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	1,979,405
Total Net Assets	$31,364,109

Shares Outstanding:
Class A	22,949
Class I	5,794,154

Net Asset Value:
Class A	$5.40
Class I	$5.39
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.64

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended August 31, 2010

Investment Income:
Interest	$834,949
Less: Foreign taxes withheld	(1,708)
Total Investment Income	833,241

Expenses:
Investment management fee (Note 2)	89,269
Registration fees	27,922
Audit and tax	22,112
Shareholder reports	13,353
Transfer agent fees (Note 5)	5,997
Legal fees	4,130
Custody fees	2,562
Insurance	508
Distribution fees (Notes 2 and 5)	142
Trustees’ fees	71
Miscellaneous expenses	2,006
Total Expenses	168,072
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(54,645)
Compensating balance arrangements (Note 1)	(180)
Net Expenses	113,247
Net Investment Income	719,994

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	122,009
Futures contracts	89,831
Foreign currency transactions	4,978
Net Realized Gain	216,818
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,456,232
Futures contracts	(14,455)
Swap contracts	5,388
Foreign currencies	2,312
Change in Net Unrealized Appreciation (Depreciation)	1,449,477
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	1,666,295
Increase in Net Assets from Operations	$2,386,289

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2010 (unaudited) and the Year Ended February 28, 2010	August 31	February 28

Operations:
Net investment income	$719,994	$1,058,715
Net realized gain (loss)	216,818	(3,219,065)
Change in net unrealized appreciation (depreciation)	1,449,477	7,281,361
Increase in Net Assets From Operations	2,386,289	5,121,011

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(132,221)	(700,000)
Decrease in Net Assets From Distributions to Shareholders	(132,221)	(700,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,552,561	4,132,623
Reinvestment of distributions	98,837	690,768
Cost of shares repurchased	(787,211)	(10,708,486)
Increase (Decrease) in Net Assets From Fund Share Transactions	10,864,187	(5,885,095)
Increase (Decrease) in Net Assets	13,118,255	(1,464,084)

Net Assets:
Beginning of period	18,245,854	19,709,938
End of period*	$31,364,109	$18,245,854
* Includes undistributed net investment income of:	$645,960	$58,187

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2010[2]	2010[3]

Net asset value, beginning of period	$4.93	$4.94

Income (loss) from operations:
Net investment income	0.15	0.04
Net realized and unrealized gain (loss)	0.33	(0.05)
Total income (loss) from operations	0.48	(0.01)

Less distributions from:
Net investment income	(0.01)	—
Total distributions	(0.01)	—

Net asset value, end of period	$5.40	$4.93
Total return[4]	9.66%	(0.20)%

Net assets, end of period (000s)	$124	$105

Ratios to average net assets:
Gross expenses[5]	1.76%	1.56%
Net expenses[5,6,7,8]	1.25	1.25
Net investment income[5]	5.71	5.74

Portfolio turnover rate	11%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2010 (unaudited).

[3]	For the period January 13, 2010 (inception date) to February 28, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.25% until December 31, 2011.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2010[2,3]	2010[2]	2009[2]	2008[2,4]	2007[2,5]	2006[5]

Net asset value, beginning of period	$ 4.93	$ 3.51	$ 4.90	$ 4.94	$ 6.39	$ 6.58

Income (loss) from operations:
Net investment income	0.16	0.32	0.32	0.32	0.35	0.42
Net realized and unrealized gain (loss)	0.33	1.31	(1.31)	0.02	0.03	0.51
Total income (loss) from operations	0.49	1.63	(0.99)	0.34	0.38	0.93

Less distributions from:
Net investment income	(0.03)	(0.21)	(0.36)	(0.30)	(0.64)	(0.48)
Net realized gains	—	—	(0.04)	(0.08)	(1.19)	(0.64)
Total distributions	(0.03)	(0.21)	(0.40)	(0.38)	(1.83)	(1.12)

Net asset value, end of period	$5.39	$4.93	$3.51	$4.90	$4.94	$6.39
Total return[6]	9.93%	46.61%	(20.67)%	6.99%	6.45%	14.95%

Net assets, end of period (000s)	$31,240	$18,141	$19,710	$29,124	$19,652	$93,630

Ratios to average net assets:
Gross expenses	1.41%[7]	1.95%	1.21%	1.34%	1.33%[8]	1.01%
Net expenses[9]	0.95 [7,10,11]	0.95 [10,11]	0.75 [12]	0.75 [11,12]	0.76 [8,12]	0.75 [12]
Net investment income	6.05 [7]	7.03	7.48	6.38	5.77	6.27

Portfolio turnover rate	11%	62%	35%	71%	100%	104%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended August 31, 2010 (unaudited).

[4]	For the year ended February 29, 2008.

[5]	For a share of capital stock outstanding prior to April 16, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 0.74%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95% until December 31, 2011.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets did not exceed 0.75%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

14	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (level 1)	Other Significant Observable Inputs (level 2)	Significant Unobservable Inputs (level 3)	Total
Long-term investments†:
Sovereign bonds	—	$17,109,944	—	$17,109,944
Corporate bonds & notes	—	12,580,489	$215,144	12,795,633
U.S. government & agency obligations	—	136,697	—	136,697
Total long-term investments	—	$29,827,130	$215,144	$30,042,274
Short-term investments†	—	19,974	—	19,974
Total investments	—	$29,847,104	$215,144	$30,062,248
Other financial instruments:
Futures contracts	$5,615	—	—	5,615
Forward foreign currency contracts	—	2,483	—	2,483
Interest rate swaps‡	—	2,869	—	2,869
Total other financial instruments	$5,615	$5,352	—	$10,967
Total	$5,615	$29,852,456	$215,144	$30,073,215

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of February 28, 2010	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in to Level 3	$215,144
Transfers out of Level 3	—
Balance as of August 31, 2010	$215,144
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2010	—

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	15

any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the

16	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	17

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the reliability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

18	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A and Class I shares will not exceed 1.25% and 0.95%, respectively. This expense limitation cannot be terminated prior to December 11, 2011 without the Board of Trustees’ consent.

During the six months ended August 31, 2010, fees waived and/or expenses reimbursed amounted to $54,645.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2010, LMIS and its affiliates did not receive sales charges on the Fund’s Class A shares. In addition, for the six months ended August 31, 2010, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended August 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$14,213,970	—
Sales	2,137,650	$266,228

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,527,803
Gross unrealized depreciation	(558,552)
Net unrealized appreciation	$1,969,251

At August 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	8	12/10	$999,385	$1,005,000	$5,615

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	19

At August 31, 2010, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc.	$260,146	1/2/12	BRL-CDI	10.560%	—	$1,246	*
Credit Suisse First Boston Inc.	408,489	1/2/12	BRL-CDI	10.510%	—	1,623	*
Total	$668,635				—	$2,869

†	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees.

At August 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Colombian Peso	Citibank, N.A.	259,087,500	$141,809	10/15/10	$809
Contracts to Sell:
Euro	JPMorgan Chase	100,310	127,114	9/30/10	24
Colombian Peso	Citibank, N.A.	259,087,500	141,809	10/15/10	1,650
					1,674
Net unrealized gain on open forward foreign currency contracts					$2,483

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$5,615	—	$5,615
Forward foreign currency contracts	—	$2,483	2,483
Swaps contracts[3]	2,869	—	2,869
Total	$8,484	$2,483	$10,967

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$89,831	—	$89,831
Forward foreign currency contracts	—	$4,761	4,761
Total	$89,831	$4,761	$94,592

20	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(14,455)	—	$(14,455)
Forward foreign currency contracts	—	$2,339	2,339
Swaps contracts	5,388	—	5,388
Total	$(9,067)	$2,339	$(6,728)

During the six months ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$49,068
Forward foreign currency contracts (to sell)	66,667
Futures contracts (to buy)	1,031,134
Average Notional Balance
Interest rate swap contracts	$668,635

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of August 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $0. If a contingent feature would have been triggered as of August 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the six months ended August 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$142	$83
Class I	—	5,914
Total	$142	$5,997

For the six months ended August 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$292
Class I	54,353
Total	$54,645

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	21

6. Distributions to shareholders by class

	Six Months Ended August 31, 2010	Year Ended February 28, 2010
Net Investment Income:
Class A	$135	—	[1]
Class I	132,086	$700,000
Total	$132,221	$700,000

[1]	For the period January 13, 2010 (inception date) to February 28, 2010.

7. Shares of beneficial interest

At August 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2010		Year Ended February 28, 2010
	Shares	Amount	Shares		Amount

Class A
Shares sold	1,667	$8,665	21,255	[1]	$105,000	[1]
Shares issued on reinvestment	27	135	—	[1]	—	[1]
Net increase	1,694	$8,800	21,255	[1]	$105,000	[1]

Class I2
Shares sold	2,251,625	$11,543,896	835,834		$4,027,623
Shares issued on reinvestment	19,662	98,702	143,016		690,768
Shares repurchased	(156,027)	(787,211)	(2,918,004)		(10,708,486)
Net increase (decrease)	2,115,260	$10,855,387	(1,939,154)		$(5,990,095)

[1]	For the period January 13, 2010 (inception date) to February 28, 2010.
[2]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

8. Capital loss carryforward

As of February 28, 2010, the Fund had a net capital loss carryforward of approximately $3,275,695, of which $69,620 expires in 2017 and $3,206,075 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

22	Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax-Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an

Western Asset Emerging Markets Debt Portfolio 2010 Semi-Annual Report	23

“interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

Western Asset

Emerging Markets Debt Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Emerging Markets Debt Portfolio

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Portfolio

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX011343 10/10 SR10-1197

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 28, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: October 28, 2010